UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 23, 2019

Trxade Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-55218	46-3673928
(Commission File Number)	(I.R.S. Employer Identification No.)

3840 Land O’ Lakes Blvd

Land O’ Lakes, Florida 34639

(Address of principal executive offices zip code)

800-261-0281

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2019 (the “Closing Date”), Bonum Health, LLC, a Delaware limited liability company, and a wholly-owned subsidiary of Trxade Group, Inc. (the “Company”, “we” and “us”) entered into an Asset Purchase Agreement with Bonum Health, LLC, a Florida limited liability company (“Seller”) and Hardikkumar Patel, the sole member of the Seller (the “Member”). Pursuant to the Asset Purchase Agreement, the Company acquired from the Seller, certain specified assets and certain specified contracts associated with the assets of the Seller’s operation as a telehealth service provider (the Tele Meds Platform)(the “Assets”). Included with the acquisition of the Assets, were contracts (relating to the Assets), intellectual property for the Bonum Health Tele Medicine software & Technology and personal computers. The Company agreed to provide the Seller consideration equal to 250,000 shares of restricted common stock of the Company at the closing (the “Closing Shares”), and that the Seller had the right to earn up to an additional 650,000 shares of restricted common stock of the Company following the closing (the “Milestone Shares” and collectively with the Closing Shares, the “APA Shares”), as follows:

1. 240,000 shares upon the placement, by the Company, of 40 in-store wellness kiosks, utilizing the Tele Meds Platform, on or before the first anniversary of the Closing Date;

2. 205,000 shares upon placement, by the Company, of 70 in-store wellness kiosks utilizing the Tele Meds Platform, on or before the first anniversary of the Closing Date; and

3. 205,000 shares upon placement, by the Company, of 100 in-store wellness kiosks utilizing the Tele Meds Platform on or before the first anniversary of the Closing Date.

The Asset Purchase Agreement includes a three year non-compete requirement, prohibiting the Seller and the Member from competing against the Assets, customary representations and indemnification obligations, subject to a $25,000 minimal claim amount and certain limitations on liability disclosed in the Asset Purchase Agreement.

The Asset Purchase Agreement also requires the Company to fund up to $600,000 in connection with remote hub installation, marketing and IT, subject to certain milestones set forth in the Asset Purchase Agreement (the “Funding Obligation”).

Contemporaneously with the Asset Purchase Agreement, the Company and Seller also entered into a Stock Purchase Agreement, Registration Rights Agreement and Transition Services Agreement.

Pursuant to the Stock Purchase Agreement entered into between the Company and the Seller, the Seller made certain representations to the Company in order for the Company to confirm that an exemption from registration existed for the issuance of the Closing Shares and will exist for the issuance of the Milestone Shares.

Pursuant to the Registration Rights Agreement entered into between the Company and the Seller, the Company provided the Seller piggyback registration rights in connection with the APA Shares. The Registration Rights Agreement contained customary indemnification obligations of the parties.

The Transition Services Agreement (“Services Agreement”) entered into between the Seller and the Company, requires the Seller and Member to provide installation and support and maintenance services for the installation of up to one hundred (100) remote telemedicine “Kiosks” in locations to be determined by the Company and to be available to answer questions and provide guidance as reasonably requested by the Company for a period of not more than one year.

The foregoing description of the Asset Purchase Agreement, Stock Purchase Agreement, Registration Rights Agreement and Transition Services Agreement do not purport to be complete and are qualified in their entirety by to the full text thereof, filed as Exhibits 2.1, 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information regarding the Asset Purchase Agreement and the acquisition of the Assets as set forth in Item 1.01 is incorporated by reference in this Item 2.01 in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Asset Purchase Agreement and the Funding Obligation as set forth in Item 1.01 is incorporated by reference in this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Asset Purchase Agreement and the acquisition of the Assets as set forth in Item 1.01, which discussion is incorporated by reference in this Item 3.02 in its entirety, the Company issued the Closing Shares to the Seller and agreed, subject to the terms of the Asset Purchase Agreement, to issue the Milestone Shares. We claim, and will claim, an exemption from registration for such issuance pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of the Closing shares and Milestone Shares, since the foregoing issuance did not and will not involve a public offering, the recipient (a) is an “accredited investor”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipient acquired/will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not/will not be registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

If earned in full, at total of a maximum of 650,000 shares of restricted common stock of the Company would be issued to the Seller.

Item 8.01 Other Events.

On October 24, 2019, the Board of Directors of the Company adopted new charters of the Audit Committee and Compensation Committee of the Board of the Directors, copies of which are filed herewith as Exhibits 99.1 and 99.2, respectively and incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

To the extent required by Item 9.01, the financial statements of the Assets will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

To the extent required by Item 9.01, the Pro forma financial information relative to the acquired Assets will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1*+	Asset Purchase Agreement dated October 23, 2019 between Trxade Group, Inc.’s wholly-owned subsidiary Bonum Health, LLC, a Delaware limited liability company, Bonum Health, LLC, a Florida limited liability company, and Hardikkumar Patel
10.1*%	Securities Purchase Agreement dated October 23, 2019, by and among Trxade Group, Inc. and Bonum Health, LLC, a Florida limited liability company
10.2*	Form of Registration Rights Agreement dated October 23, 2019, by and among Trxade Group, Inc. and Bonum Health, LLC, a Florida limited liability company
10.3*	Transition Services Agreement dated October 23, 2019, by and among Trxade Group, Inc. and Bonum Health, LLC, a Florida limited liability company
99.1*	Charter of the Audit Committee
99.2*	Charter of the Compensation Committee

* Filed herewith.

** Furnished herewith.

+ Certain schedules, exhibits, annexes and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Trxade Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedule or exhibit so furnished.

% Certain schedules, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Trxade Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRXADE GROUP, INC.

Date: October 25, 2019	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*+	Asset Purchase Agreement dated October 23, 2019 between Trxade Group, Inc.’s wholly-owned subsidiary Bonum Health, LLC, a Delaware limited liability company, Bonum Health, LLC, a Florida limited liability company, and Hardikkumar Patel
10.1*%	Securities Purchase Agreement dated October 23, 2019, by and among Trxade Group, Inc. and Bonum Health, LLC, a Florida limited liability company
10.2*	Form of Registration Rights Agreement dated October 23, 2019, by and among Trxade Group, Inc. and Bonum Health, LLC, a Florida limited liability company
10.3*	Transition Services Agreement dated October 23, 2019, by and among Trxade Group, Inc. and Bonum Health, LLC, a Florida limited liability company
99.1*	Charter of the Audit Committee
99.2*	Charter of the Compensation Committee

* Filed herewith.

** Furnished herewith.

+ Certain schedules, exhibits, annexes and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Trxade Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedule or exhibit so furnished.

% Certain schedules, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Trxade Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.